2024 Second Quarter Earnings Presentation August 6, 2024 Exhibit 99.2

Disclaimer This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might”, “opportunity”, “plan,” “possible”, “potential,” “predict,” “project,” “should,” “strategy”, “strive”, “target,” “will,” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; a deterioration in general economic conditions as a result of inflation, increased interest rates or otherwise; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on March 13, 2024, subsequent quarterly reports on Form 10-Q and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative) which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors.talkspace.com. 2 2024 SECOND QUARTER EARNINGS PRESENTATION

Q2’23 $4 $39 34% Q2’24 USD, Millions Q2’23 $50 $40 $30 $20 $10 $0 Revenue1 and % Composition $35.6 $64 54% $39 34% Payor Sessions2 Adjusted EBITDA3 PAYOR DTE 2Q 2024 Performance Highlights 3 $9.1 25% $8.0 23% $18.5 52% Q2’24 $46.1 $6.5 14% $9.6 21% $29.9 65% CONSUMER Q2’23 Q2’24 Thousands USD, Millions $1.2 ($4.0) $0 ($2) ($6) Revenue is presented on an as-reported basis. Includes sessions from Managed Behavioral Health (“MBH”) and Employee Assistance Programs (“EAP”). Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. $64 54% $39 34% 200 299 2024 SECOND QUARTER EARNINGS PRESENTATION ($4) $2 300 100 0 200

4 Strong Top-Line Growth Robust YOY revenue growth reflects significant demand for behavioral healthcare and our ability to drive new members to the platform Cost discipline and benefits of scale highlight operating leverage in the business reflected in continued Adjusted EBITDA progress Continued Payor Progress Payor revenue increased 62% YOY Sessions increased 49% and unique members increased 30% YoY Increased covered lives to 145m and made platform available to Medicare beneficiaries in 12 states Provider Network Expansion & Brand Awareness Grew provider network to 5,700+; up 34% YOY and 2% sequentially, intentionally slowing growth as efficiency improves to balance availability with patient demand Development of partner ecosystem and referral network strengthens brand recognition and increases cost effectiveness of member acquisition Direct-to-Enterprise Momentum Revenue increased 20% YOY with growing pipeline Continue to develop enhanced product features like the suicide ideation algorithm which identifies high risk patients New wins include a school district in NY state serving faculty and staff 2Q 2024 Business Highlights (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. 2024 SECOND QUARTER EARNINGS PRESENTATION

Revenue PAYOR DTE Revenue and Gross Profit 5 CONSUMER $0 $10 $20 $30 Q3‘23 $35 $38.6 Q4‘23 $18.5 $8.5 $7.9 $25 $15 $5 $9.5 $18.5 $22.1 $8.0 $42.4 $8.2 $25.4 $8.9 $40 Q1‘24 $45 $50 $45.4 $7.0 $28.5 $9.9 $6.5 $29.9 $9.6 $46.1 Q2‘24 Q2‘23 $35.6 $9.1 $18.5 $8.0 USD, Millions Gross Profit and % Margin GROSS PROFIT % MARGIN $0 $5 $10 $15 Q3‘23 $18.8 Q4‘23 $21.0 $20 Q1‘24 $25 $21.7 $21.0 Q2‘24 Q2‘23 $17.8 50.0% USD, Millions 48.8% 49.4% 47.8% 55% 50% 45% 40% 35% 2024 SECOND QUARTER EARNINGS PRESENTATION 45.5%

Appendix 6 2024 SECOND QUARTER EARNINGS PRESENTATION

Operating Expenses NORMALIZED OPEX Operating Expense and Adjusted EBITDA1 7 SBC + NON-RECURRING $0 $10 $15 $20 Q3‘23 Q4‘23 $2.1 $7.9 $9.5 $22.1 $2.0 $22.1 $25 Q1‘23 $30 $23.6 $21.6 $21.2 Q2‘24 Q2‘23 USD, Millions Adjusted EBITDA1 $24.2 $24.0 $2.0 $2.3 $23.4 51% 57% 62% 47% $0 USD, Millions Q2‘23 Q4‘23 ($4.0) Q1‘24 ($2.8) ($2) ($4) ($6) $2 ($0.3) $0.8 Q2‘24 Q3‘23 $(6.4) NORMALIZED OPEX AS % OF REVENUE (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. 2024 SECOND QUARTER EARNINGS PRESENTATION $20.0 $4.4 $24.4 43% $1.2

2024 Guidance1 Unchanged 8 Guidance based on current market conditions and expectations and what we know today. Adjusted EBITDA is a non-GAAP financial measure. We do not provide a forward-looking reconciliation of our guidance for adjusted EBITDA as the amount and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. Reduce stress, build resilience, and increase self-understanding with self-guided courses, online classes, reflections and journal prompts Building mental fitness Revenue $185M to $195M +23% to +30% Y/Y Adjusted EBITDA2 $4M to $8M +$18M to $22M Y/Y 2024 SECOND QUARTER EARNINGS PRESENTATION

Strong Long-Term Growth Plan 9 Grow Covered Lives Grow Member Base Continued DTE momentum with teens Pioneer investments in clinical A.I. tools Grow Revenue Grow Profitability Launch long-term strategic partnerships 2024 SECOND QUARTER EARNINGS PRESENTATION

Non-GAAP Financial Measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance, and our management uses it as a key performance measure to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to loss before income taxes, net loss, loss per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation Adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful. 10 2024 SECOND QUARTER EARNINGS PRESENTATION

Reconciliation of Net Loss to Adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net loss adjusted to exclude (i) depreciation and amortization, (ii) interest and other expenses (income), net, (iii) tax benefit and expense, (iv) stock-based compensation expense, and (v) certain non-recurring expenses, where applicable. 11 2024 SECOND QUARTER EARNINGS PRESENTATION